Exhibit 99.2

FINANCIAL SUPPLEMENT
SECOND QUARTER 2020

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements for any reason.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements, include without limitation:

•	Related to COVID-19:

•
Governmental directives to contain or delay the spread of the COVID-19 pandemic have disrupted ordinary business commerce and impacted financial markets. These governmental actions, the extent, duration, and possible alteration based on future COVID-19-related developments that we cannot predict, could materially and adversely affect our results of operations, net investment income, financial position, and liquidity.

•
The amount of premium we record may be reduced and our underwriting results may be adversely impacted by (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner or other regulatory directives to implement premium-based credit in lines other than commercial and personal automobile, and we may be required to return more premium than warranted by our filed rating plans and actual loss experience, (iii) the effects of our voluntary efforts or the directives from various state insurance regulators to extend individualized payment flexibility and suspend policy cancellations, late payment notices, and late or reinstatement fees, (iv) return premiums that could be significant because our general liability and workers compensation policies provide for premium audit of revenues and payrolls, and (v) collectability of premiums, which may be impacted by policyholder financial distress and insolvency.

•
Our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted if litigation or changes in statutory or common law (i) require payment of COVID-19-related business interruption losses despite contrary terms, conditions, and exclusions in our policies or (ii) presume that COVID-19 is a work-related illness compensable under workers compensation policies for employees who contract the virus, regardless of whether they worked in industries defined as essential in various COVID-19-related governmental directives or interacted with the public as part of their job duties.

•
Our net investment income may be impacted by the significant equity and debt financial market volatility resulting from the COVID-19 pandemic and the related governmental orders because (i) financial market volatility is reflected in our alternative investments’ performance, (ii) increased spreads on fixed income securities may create mark-to-market investment valuation losses that reduce unrealized capital gains and impact GAAP equity, and (iii) OTTI losses may increase if we intend to sell more securities, particularly in asset classes that are more significantly impacted by COVID-19-related governmental directives and to which the Federal Reserve Board is providing liquidity and structural support.

•	Difficult conditions in global capital markets and the economy;

•	Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;

•	Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;

•	The adequacy of our loss reserves and loss expense reserves;

•
Frequency and severity of natural and man-made catastrophic events, including without limitation hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, including cyber-attacks, explosions, severe winter weather, floods, and fires;

•	Adverse market, governmental, regulatory, legal, or judicial conditions or actions;

•	The geographic concentration of our business in the eastern portion of the United States;

•	The cost and availability of reinsurance;

•	Our ability to collect on reinsurance and the solvency of our reinsurers;

•	The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;

•	Uncertainties related to insurance premium rate increases and business retention;

•	Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;

•	The effects of data privacy or cyber security laws and regulations on our operations;

•
Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues and/or increased expenses, particularly if we experience a significant privacy breach;

•	Recent federal financial regulatory reform provisions that could pose certain risks to our operations;

•	Our ability to maintain favorable ratings from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;

•	Our entry into new markets and businesses; and

•
Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors that we cannot predict or assess may emerge from time-to-time.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2020	2020	2019	2019	2019	2020	2019

For Period Ended
Gross premiums written	$841.1	752.5	730.6	792.6	812.7	1,593.5	1,585.6
Net premiums written	724.8	647.3	628.2	676.9	701.4	1,372.1	1,374.3
Change in net premiums written, from comparable prior year period	3%	(4)	8	4	7	—	7

Underwriting income, before-tax	$9.9	21.4	54.5	31.3	44.6	31.2	78.2
Net investment income earned, before-tax	34.4	56.0	57.6	55.8	58.5	90.4	109.1
Net realized and unrealized investment gains (losses), before-tax*	12.6	(44.7)	(0.9)	(2.2)	4.0	(32.0)	17.5

Net income	$34.2	15.2	81.9	56.2	72.3	49.4	133.6
Non-GAAP operating income**	24.2	50.5	82.5	58.8	69.1	74.7	123.1

At Period End
Total assets	9,306.0	8,975.1	8,797.2	8,719.4	8,575.6	9,306.0	8,575.6
Total invested assets	7,130.3	6,842.1	6,688.7	6,551.7	6,421.3	7,130.3	6,421.3
Stockholders' equity	2,298.7	2,096.5	2,194.9	2,137.4	2,059.5	2,298.7	2,059.5
Shares outstanding	59.8	59.7	59.5	59.4	59.3	59.8	59.3

Per Share and Share Data
Net income per diluted share	$0.57	0.25	1.36	0.93	1.21	0.82	2.23
Non-GAAP operating income per diluted share**	0.40	0.84	1.37	0.97	1.16	1.24	2.06

Weighted average diluted shares outstanding	60.2	60.2	60.1	60.1	59.9	60.2	59.9

Book value per share	$38.43	35.11	36.91	35.98	34.71	38.43	34.71

Dividends paid per share	0.23	0.23	0.23	0.20	0.20	0.46	0.40

Financial Ratios
Loss and loss expense ratio	64.0%	61.4	57.6	60.9	59.4	62.8	60.2
Underwriting expense ratio	34.3	35.2	34.1	34.1	33.5	34.7	33.4
Dividends to policyholders ratio	0.1	0.1	0.1	0.2	0.2	0.1	0.3
GAAP combined ratio	98.4%	96.7	91.8	95.2	93.1	97.6	93.9

Annualized ROE	6.2	2.8	15.1	10.7	14.5	4.4	13.9

Annualized non-GAAP operating ROE**	4.4	9.4	15.2	11.2	13.9	6.7	12.8

Debt to total capitalization	25.9	28.9	20.1	20.5	21.1	25.9	21.1

Long-term debt to total capitalization	19.3	20.8	20.1	20.5	21.1	19.3	21.1

Net premiums written to policyholders' surplus	1.4x	1.4x	1.4x	1.4x	1.4x	1.4x	1.4x

Invested assets per dollar of stockholders' equity	$3.10	3.26	3.05	3.07	3.12	3.10	3.12

*	Refer to Page 2 for components of realized and unrealized investment losses and gains.
** Non-GAAP measure. Refer to Page 15 for definition.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2020	2020	2019	2019	2019	2020	2019

Revenues
Net premiums earned	$630.7	651.7	668.4	653.6	642.6	1,282.4	1,275.2
Net investment income earned	34.4	56.0	57.6	55.8	58.5	90.4	109.1
Net realized and unrealized gains (losses):
Net realized investment gains (losses) on disposals	2.6	4.1	—	20.4	2.9	6.7	6.3
Unrealized gains (losses) on equity securities	5.7	(17.1)	(0.6)	(20.3)	2.1	(11.4)	12.2
Other-than-temporary impairment benefit (expense)	4.3	(31.6)	(0.3)	(2.3)	(1.0)	(27.3)	(1.1)
Total net realized and unrealized gains (losses)	12.6	(44.7)	(0.9)	(2.2)	4.0	(32.0)	17.5
Other income	4.7	1.8	3.8	3.2	3.1	6.5	5.4
Total revenues	682.4	664.8	728.9	710.4	708.2	1,347.3	1,407.2

Expenses
Loss and loss expense incurred	403.9	400.3	385.3	398.7	381.0	804.3	767.6
Amortization of deferred policy acquisition costs	136.9	136.5	136.3	136.6	133.4	273.4	263.1
Other insurance expenses	84.6	95.3	96.1	90.2	86.7	179.9	171.7
Interest expense	7.9	7.6	7.4	7.4	7.4	15.5	18.9
Corporate expenses	6.3	9.1	2.6	6.4	9.6	15.4	22.0
Total expenses	639.8	648.8	627.6	639.2	618.0	1,288.6	1,243.3

Income before federal income tax	42.7	16.0	101.3	71.2	90.2	58.7	163.9
Federal income tax expense	8.5	0.8	19.4	15.0	18.0	9.3	30.3

Net Income	$34.2	15.2	81.9	56.2	72.3	49.4	133.6

Net realized and unrealized investment (gains) losses, after tax*	(10.0)	35.3	0.7	2.6	(3.2)	25.3	(13.8)

Debt retirement costs, after tax*	—	—	—	—	—	—	3.3

Non-GAAP operating income**	$24.2	50.5	82.5	58.8	69.1	74.7	123.1

Weighted average shares outstanding (diluted)	60.2	60.2	60.1	60.1	59.9	60.2	59.9

Net income per share (diluted)	$0.57	0.25	1.36	0.93	1.21	0.82	2.23

Non-GAAP operating income per share (diluted)**	$0.40	0.84	1.37	0.97	1.16	1.24	2.06

*	Amounts are provided to reconcile net income to non-GAAP operating income.
** Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
($ in millions, except per share data)	2020	2020	2019	2019	2019
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$19.5	20.4	20.8	26.9	32.4
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	6,358.2	5,945.4	6,095.6	5,930.2	5,757.9
Commercial mortgage loans, net of allowance for credit losses	17.7	13.9	—	—	—
Equity securities, at fair value	134.1	100.0	72.9	79.2	157.5
Short-term investments	370.4	517.6	282.5	326.1	291.4
Other investments	230.5	244.9	216.8	189.2	182.1
Total investments	7,130.3	6,842.1	6,688.7	6,551.7	6,421.3
Cash	0.7	9.4	0.3	0.5	0.5
Restricted cash	5.0	5.2	7.7	9.6	7.1
Interest and dividends due or accrued	45.8	43.9	44.8	43.0	43.1
Premiums receivable, net of allowance for credit losses	866.9	797.3	823.9	860.5	877.7
Reinsurance recoverable, net of allowance for credit losses	584.7	563.5	573.2	576.0	577.3
Prepaid reinsurance premiums	169.8	162.5	166.7	173.6	163.5
Deferred federal income tax	—	43.1	6.8	5.5	14.7
Property and equipment, net of accumulated depreciation and amortization	78.8	80.1	77.4	76.4	73.7
Deferred policy acquisition costs	285.5	269.6	271.2	279.2	273.1
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	130.7	150.6	128.6	135.5	115.7
Total assets	$9,306.0	8,975.1	8,797.2	8,719.4	8,575.6

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$4,176.9	4,103.6	4,067.2	4,055.6	4,027.1
Unearned premiums	1,615.9	1,514.6	1,523.2	1,570.2	1,536.9
Short-term debt	252.0	302.0	—	—	—
Long-term debt	550.6	550.6	550.6	550.7	550.8
Current federal income tax	10.6	12.4	3.0	2.7	3.2
Deferred federal income tax	13.1	—	—	—	—
Accrued salaries and benefits	82.7	74.0	126.8	100.4	87.6
Other liabilities	305.6	321.4	331.5	302.4	310.6
Total liabilities	$7,007.3	6,878.6	6,602.2	6,582.0	6,516.1
Stockholders' Equity
Preferred stock of $0 par value per share	$—	—	—	—	—
Common stock of $2 par value per share	207.9	207.7	207.0	206.8	206.7
Additional paid-in capital	435.0	427.3	418.5	412.3	407.4
Retained earnings	2,103.6	2,083.3	2,080.5	2,012.5	1,968.4
Accumulated other comprehensive income (loss)	152.0	(22.1)	81.8	98.4	68.5
Treasury stock, at cost	(599.8)	(599.8)	(592.8)	(592.7)	(591.4)
Total stockholders' equity	$2,298.7	2,096.5	2,194.9	2,137.4	2,059.5
Commitments and contingencies
Total liabilities and stockholders' equity	$9,306.0	8,975.1	8,797.2	8,719.4	8,575.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2020	2020	2019	2019	2019	2020	2019

Book value per share
Stockholders' equity	2,298.7	2,096.5	2,194.9	2,137.4	2,059.5	2,298.7	2,059.5
Common shares issued and outstanding, at period end	59.8	59.7	59.5	59.4	59.3	59.8	59.3
Book value per share	38.43	35.11	36.91	35.98	34.71	38.43	34.71
Book value per share excluding unrealized gain or loss on fixed income securities	34.43	34.01	34.05	33.01	32.23	34.43	32.23
Financial results (after-tax)
Underwriting income	7.8	16.9	43.1	24.7	35.3	24.7	61.8
Net investment income	28.5	45.5	46.8	45.4	47.6	74.0	88.9
Interest expense	(6.3)	(6.0)	(5.8)	(5.8)	(5.8)	(12.3)	(11.6)
Corporate expense	(5.9)	(5.8)	(1.5)	(5.5)	(8.0)	(11.7)	(16.0)
Net realized and unrealized investment gains (losses)*	10.0	(35.3)	(0.7)	(2.6)	3.2	(25.3)	13.8
Debt retirement costs	—	—	—	—	—	—	(3.3)
Total after-tax net income	34.2	15.2	81.9	56.2	72.3	49.4	133.6
Return on average equity
Insurance segments	1.4%	3.1	8.0	4.7	7.1	2.2	6.4
Net investment income	5.2	8.5	8.6	8.6	9.6	6.6	9.2
Interest expense	(1.1)	(1.1)	(1.1)	(1.1)	(1.2)	(1.1)	(1.2)
Corporate expense	(1.1)	(1.1)	(0.3)	(1.0)	(1.6)	(1.0)	(1.6)
Net realized and unrealized investment gains (losses)	1.8	(6.6)	(0.1)	(0.5)	0.6	(2.3)	1.4
Debt retirement costs	—	—	—	—	—	—	(0.3)
Annualized ROE	6.2	2.8	15.1	10.7	14.5	4.4	13.9
Net realized and unrealized (gains) losses**	(1.8)	6.6	0.1	0.5	(0.6)	2.3	(1.4)
Debt retirement costs**	—	—	—	—	—	—	0.3
Annualized Non-GAAP Operating ROE***	4.4%	9.4	15.2	11.2	13.9	6.7	12.8
Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$25.0	25.0	25.0	25.0	25.0	25.0	25.0
1.56% Borrowings from FHLBNY	25.0	25.0	25.0	25.0	25.0	25.0	25.0
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	60.0	60.0	60.0
0.78% Borrowings from FHLBNY	100.0	100.0	—	—	—	100.0	—
0.68% Borrowings from FHLBNY	85.0	85.0	—	—	—	85.0	—
0.58% Borrowings from FHLBI	67.0	67.0	—	—	—	67.0	—
2.244% Borrowings on Line of Credit	—	50.0	—	—	—	—	—
7.25% Senior Notes	49.7	49.7	49.7	49.7	49.7	49.7	49.7
6.70% Senior Notes	99.2	99.1	99.1	99.1	99.1	99.2	99.1
5.375% Senior Notes	291.2	291.1	291.0	290.9	290.9	291.2	290.9
Finance Lease Obligations	0.5	0.6	0.7	0.9	1.1	0.5	1.1
Total debt	802.6	852.6	550.6	550.7	550.8	802.6	550.8
Stockholders' equity	2,298.7	2,096.5	2,194.9	2,137.4	2,059.5	2,298.7	2,059.5
Total capitalization	$3,101.3	2,949.1	2,745.5	2,688.1	2,610.3	3,101.3	2,610.3
Ratio of debt to total capitalization	25.9%	28.9	20.1	20.5	21.1	25.9	21.1
Ratio of long-term debt to total capitalization	19.3	20.8	20.1	20.5	21.1	19.3	21.1
Policyholders' surplus	$1,922.5	1,924.9	1,932.4	1,883.1	1,852.0	1,922.5	1,852.0
*	Refer to Page 2 for components of realized and unrealized investment losses and gains.
**	Amounts are provided to reconcile annualized ROE to annualized non-GAAP operating ROE.
*** Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2020		2020	2019	2019	2019	2020	2019

Underwriting results
Net premiums written	$724.8		647.3	628.2	676.9	701.4	1,372.1	1,374.3
Change in net premiums written, from comparable prior year period	3%		(4)	8	4	7	—	7

Net premiums earned	$630.7		651.7	668.4	653.6	642.6	1,282.4	1,275.2
Losses and loss expenses incurred	403.9		400.3	385.3	398.7	381.0	804.3	767.6
Net underwriting expenses incurred	216.2		229.2	227.9	222.6	215.4	445.4	426.1
Dividends to policyholders	0.7		0.8	0.7	1.0	1.6	1.4	3.3
GAAP underwriting gain	$9.9		21.4	54.5	31.3	44.6	31.2	78.2

Catastrophe losses	$83.2		33.2	6.5	24.2	29.5	116.4	50.3
(Favorable) prior year casualty reserve development	(15.0)		(10.0)	(20.0)	(14.0)	(17.0)	(25.0)	(27.0)

Underwriting ratios
Loss and loss expense ratio	64.0%		61.4	57.6	60.9	59.4	62.8	60.2
Underwriting expense ratio	34.3		35.2	34.1	34.1	33.5	34.7	33.4
Dividends to policyholders ratio	0.1		0.1	0.1	0.2	0.2	0.1	0.3
Combined ratio	98.4%		96.7	91.8	95.2	93.1	97.6	93.9

Catastrophe losses	13.2	pts	5.1	1.0	3.7	4.6	9.1	3.9
(Favorable) prior year casualty reserve development	(2.4)	pts	(1.5)	(3.0)	(2.1)	(2.6)	(1.9)	(2.1)
Combined ratio before catastrophe losses	85.2%		91.6	90.8	91.5	88.5	88.5	90.0

Combined ratio before catastrophe losses and prior year casualty development	87.6		93.1	93.8	93.6	91.1	90.4	92.1

Other Statistics
Non-catastrophe property loss and loss expenses	$81.8		108.1	100.9	108.8	92.8	189.9	200.8
Non-catastrophe property loss and loss expenses	13.0	pts	16.6	15.1	16.7	14.4	14.8	15.7
Direct new business	$150.1		152.8	127.7	129.8	146.3	302.9	291.3
Renewal pure price increases	3.9%		4.0	4.2	3.8	3.5	4.0	3.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2020		2020	2019	2019	2019	2020	2019

Underwriting results
Net premiums written	$583.3		518.4	500.1	532.9	557.4	1,101.8	1,104.1
Change in net premiums written, from comparable prior year period	5%		(5)	11	6	8	—	8

Net premiums earned	$501.0		516.6	530.6	515.2	506.6	1,017.6	1,003.8
Losses and loss expenses incurred	307.0		312.2	291.9	304.0	293.2	619.2	592.0
Net underwriting expenses incurred	176.6		186.5	185.0	180.1	174.8	363.1	345.6
Dividends to policyholders	0.7		0.8	0.7	1.0	1.6	1.4	3.3
GAAP underwriting gain	$16.7		17.1	53.0	30.0	37.1	33.9	63.0

Catastrophe losses	$50.7		20.7	2.1	14.8	21.3	71.4	37.3
(Favorable) prior year casualty reserve development	(15.0)		(10.0)	(26.0)	(16.0)	(17.0)	(25.0)	(27.0)

Underwriting ratios
Loss and loss expense ratio	61.4%		60.4	55.0	59.0	57.9	60.9	59.0
Underwriting expense ratio	35.2		36.1	34.9	35.0	34.5	35.7	34.4
Dividends to policyholders ratio	0.1		0.2	0.1	0.2	0.3	0.1	0.3
Combined ratio	96.7%		96.7	90.0	94.2	92.7	96.7	93.7

Catastrophe losses	10.1	pts	4.0	0.4	2.9	4.2	7.0	3.7
(Favorable) prior year casualty reserve development	(3.0)		(1.9)	(4.9)	(3.1)	(3.4)	(2.5)	(2.7)
Combined ratio before catastrophe losses	86.6%		92.7	89.6	91.3	88.5	89.7	90.0

Combined ratio before catastrophe losses and prior year casualty development	89.6		94.6	94.5	94.4	91.9	92.2	92.7

Other Statistics
Non-catastrophe property loss and loss expenses	$60.9		79.6	69.8	76.7	62.8	140.5	137.1
Non-catastrophe property loss and loss expenses	12.2	pts	15.4	13.2	14.9	12.4	13.8	13.7
Direct new business	$109.9		115.4	95.0	96.5	110.7	225.3	219.7
Renewal pure price increases	3.9%		4.0	3.8	3.5	3.1	4.0	3.2
Retention	86%		85	84	84	83	85	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2020								Quarter Ended June 30, 2019
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$104.1	75.0	200.9	160.7	28.1	9.2	5.3	583.3	94.4	81.4	185.3	155.2	26.0	10.2	4.9	557.4
Net premiums earned	95.4	61.9	163.3	138.5	27.5	9.2	5.2	501.0	87.1	78.5	164.8	136.3	26.2	9.0	4.8	506.6

Loss and loss expense ratio	77.1%	43.6	49.4	69.8	93.0	39.4	—	61.4	60.6	51.2	52.3	73.5	46.6	16.9	0.9	57.9
Underwriting expense ratio	37.8	30.2	35.2	35.8	33.8	54.6	7.2	35.2	37.8	28.2	35.1	33.0	35.4	57.8	51.0	34.5
Dividend ratio	0.1	0.8	—	—	—	—	—	0.1	—	2.1	—	—	—	—	—	0.3
Combined ratio	115.0%	74.6	84.6	105.6	126.8	94.0	7.2	96.7	98.4	81.5	87.4	106.5	82.0	74.7	51.9	92.7

Underwriting (loss) gain	$(14.3)	15.7	25.1	(7.7)	(7.4)	0.6	4.8	16.7	1.4	14.5	20.8	(8.8)	4.7	2.3	2.3	37.1

	Year-to-Date June 30, 2020								Year-to-Date June 30, 2019
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$207.2	126.2	351.7	329.0	57.3	19.4	11.0	1,101.8	187.5	166.5	364.0	302.4	53.4	20.1	10.2	1,104.1
Net premiums earned	189.3	128.6	327.9	288.2	54.6	18.8	10.2	1,017.6	173.2	157.2	326.3	267.5	52.3	17.9	9.5	1,003.8

Loss and loss expense ratio	73.5%	48.1	52.4	68.1	78.7	38.9	0.1	60.9	60.3	53.7	53.0	73.6	57.6	16.7	0.8	59.0
Underwriting expense ratio	38.6	30.1	36.0	34.8	36.1	54.5	30.3	35.7	37.8	28.1	34.8	32.9	36.1	56.4	56.6	34.4
Dividend ratio	—	1.0	—	—	—	—	—	0.1	—	2.1	—	—	—	—	—	0.3
Combined ratio	112.1%	79.2	88.4	102.9	114.8	93.4	30.4	96.7	98.1	83.9	87.8	106.5	93.7	73.1	57.4	93.7

Underwriting (loss) gain	$(22.9)	26.8	38.2	(8.5)	(8.1)	1.3	7.1	33.9	3.3	25.2	39.8	(17.5)	3.3	4.8	4.0	63.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2020		2020	2019	2019	2019	2020	2019

Underwriting results
Net premiums written	$78.2		67.6	70.9	81.6	82.7	145.8	152.1
Change in net premiums written, from comparable prior year period	(5)%		(2)	(3)	(4)	(1)	(4)	—

Net premiums earned	$71.6		76.1	76.6	76.7	77.1	147.8	154.4
Losses and loss expenses incurred	58.2		54.3	52.8	54.8	50.6	112.5	103.6
Net underwriting expenses incurred	19.8		21.4	22.6	22.5	22.0	41.2	43.1
GAAP underwriting (loss) gain	$(6.3)		0.4	1.2	(0.6)	4.5	(5.9)	7.7

Catastrophe losses	$26.0		12.0	3.0	7.9	6.1	37.9	10.2
Unfavorable prior year casualty reserve development	—		—	4.0	2.0	—	—	—

Underwriting ratios
Loss and loss expense ratio	81.1%		71.4	69.0	71.4	65.5	76.1	67.1
Underwriting expense ratio	27.7		28.1	29.5	29.4	28.6	27.9	27.9
Combined ratio	108.8%		99.5	98.5	100.8	94.1	104.0	95.0

Catastrophe losses	36.2	pts	15.7	3.9	10.3	7.9	25.7	6.6
Unfavorable prior year casualty reserve development	—		—	5.2	2.6	—	—	—
Combined ratio before catastrophe losses	72.6%		83.8	94.6	90.5	86.2	78.3	88.4

Combined ratio before catastrophe losses and prior year casualty development	72.6		83.8	89.4	87.9	86.2	78.3	88.4

Other Statistics
Non-catastrophe property loss and loss expenses	$15.3		22.8	25.9	25.2	24.5	38.1	53.6
Non-catastrophe property loss and loss expenses	21.4	pts	30.0	33.9	32.8	31.7	25.8	34.7
Direct new business	$11.8		9.9	9.7	10.2	10.5	21.8	20.9
Renewal pure price increases	3.1%		3.7	4.2	5.0	5.6	3.4	5.4
Retention	84%		83	83	83	84	83	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2020				Quarter Ended June 30, 2019
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$41.8	34.4	2.0	78.2	46.1	34.7	1.9	82.7
Net premiums earned	38.2	31.7	1.8	71.6	43.4	32.0	1.7	77.1

Loss and loss expense ratio	56.7%	113.8	25.7	81.1	68.7	63.7	19.6	65.5
Underwriting expense ratio	33.3	30.3	(139.8)	27.7	31.6	32.7	(124.8)	28.6
Combined ratio	90.0%	144.1	(114.1)	108.8	100.3	96.4	(105.2)	94.1

Underwriting gain (loss)	$3.8	(14.0)	3.8	(6.3)	(0.1)	1.2	3.5	4.5

	Year-to-Date June 30, 2020				Year-to-Date June 30, 2019
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$81.8	60.0	4.0	145.8	87.2	61.0	3.8	152.1
Net premiums earned	80.7	63.1	3.9	147.8	86.6	64.1	3.7	154.4

Loss and loss expense ratio	60.6%	96.1	74.6	76.1	68.6	65.8	53.2	67.1
Underwriting expense ratio	33.5	30.6	(131.2)	27.9	31.8	31.6	(125.1)	27.9
Combined ratio	94.1%	126.7	(56.6)	104.0	100.4	97.4	(71.9)	95.0

Underwriting gain (loss)	$4.8	(16.9)	6.2	(5.9)	(0.4)	1.7	6.4	7.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2020		2020	2019	2019	2019	2020	2019

Underwriting results
Net premiums written	$63.2		61.3	57.2	62.4	61.3	124.5	118.2
Change in net premiums written, from comparable prior year period	3%		8	(6)	(3)	9	5	14

Net premiums earned	$58.0		59.0	61.2	61.7	58.9	117.0	116.9
Losses and loss expenses incurred	38.8		33.8	40.6	39.8	37.3	72.6	72.0
Net underwriting expenses incurred	19.8		21.3	20.3	20.0	18.6	41.1	37.4
GAAP underwriting (loss) gain	$(0.5)		3.8	0.3	1.9	2.9	3.3	7.5

Catastrophe losses	$6.5		0.5	1.4	1.5	2.0	7.0	2.8
Unfavorable prior year casualty reserve development	—		—	2.0	—	—	—	—

Underwriting ratios
Loss and loss expense ratio	66.8%		57.4	66.3	64.5	63.3	62.1	61.6
Underwriting expense ratio	34.1		36.1	33.2	32.4	31.7	35.1	32.0
Combined ratio	100.9%		93.5	99.5	96.9	95.0	97.2	93.6

Catastrophe losses	11.3	pts	0.8	2.3	2.4	3.4	6.0	2.4
Unfavorable prior year casualty reserve development	—		—	3.3	—	—	—	—
Combined ratio before catastrophe losses	89.6%		92.7	97.2	94.5	91.6	91.2	91.2

Combined ratio before catastrophe losses and prior year casualty development	89.6		92.7	93.9	94.5	91.6	91.2	91.2

Other Statistics
Non-catastrophe property loss and loss expenses	$5.6		5.7	5.1	7.0	5.5	11.3	10.0
Non-catastrophe property loss and loss expenses	9.6	pts	9.7	8.4	11.4	9.4	9.7	8.6
Direct new business	$28.3		27.5	23.0	23.1	25.1	55.8	50.7
Renewal pure price increases	5.5%		3.9	9.4	5.8	4.8	4.8	4.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2020			Quarter Ended June 30, 2019
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$44.4	18.8	63.2	45.3	16.0	61.3
Net premiums earned	42.7	15.3	58.0	44.8	14.1	58.9

Loss and loss expense ratio	62.3%	79.3	66.8	66.5	53.4	63.3
Underwriting expense ratio	33.4	36.2	34.1	31.0	33.6	31.7
Combined ratio	95.7%	115.5	100.9	97.5	87.0	95.0

Underwriting gain (loss)	$1.8	(2.4)	(0.5)	1.1	1.8	2.9

	Year-to-Date June 30, 2020			Year-to-Date June 30, 2019
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$90.1	34.4	124.5	88.7	29.5	118.2
Net premiums earned	86.8	30.2	117.0	89.3	27.7	116.9

Loss and loss expense ratio	62.5%	60.7	62.1	66.3	46.5	61.6
Underwriting expense ratio	34.8	36.2	35.1	31.5	33.5	32.0
Combined ratio	97.3%	96.9	97.2	97.8	80.0	93.6

Underwriting gain	$2.4	0.9	3.3	2.0	5.5	7.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2020	2020	2019	2019	2019	2020	2019

Net investment income
Fixed income securities
Taxable	$43.6	42.5	44.7	42.9	43.1	86.0	84.2
Tax-exempt	7.5	7.8	7.8	7.8	7.8	15.3	15.8
Total fixed income securities	51.1	50.3	52.6	50.7	50.9	101.3	99.9
Commercial mortgage loans	0.2	0.1				0.2
Equity securities	2.0	1.6	1.7	1.9	1.7	3.6	3.4
Other investments	(15.8)	6.3	5.4	5.3	7.5	(9.5)	8.2
Short-term investments	0.4	1.2	1.4	1.4	1.8	1.6	3.8
Investment income	37.8	59.4	61.1	59.3	61.9	97.2	115.3
Investment expenses	(3.4)	(3.4)	(3.5)	(3.5)	(3.4)	(6.8)	(6.2)
Investment tax expense	(5.9)	(10.5)	(10.8)	(10.5)	(10.9)	(16.4)	(20.2)
Total net investment income, after-tax	$28.5	45.5	46.8	45.4	47.6	74.0	88.9

Net realized and unrealized capital gains (losses)
Fixed income securities	$2.3	4.3	(0.2)	(1.1)	2.1	6.6	3.2
Equity securities	—	—	0.1	21.6	0.9	—	3.1
Short-term investments	0.3	(0.2)	—	—	—	0.1	—
Realized net gains (losses) on disposals	2.6	4.1	—	20.4	2.9	6.7	6.3
Other-than-temporary impairment benefit (expense)	4.3	(31.6)	(0.3)	(2.3)	(1.0)	(27.3)	(1.1)
Unrealized gains (losses) on equity securities	5.7	(17.1)	(0.6)	(20.3)	2.1	(11.4)	12.2
Total net realized and unrealized capital gains (losses) recognized in net income, before-tax	$12.6	(44.7)	(0.9)	(2.2)	4.0	(32.0)	17.5

Change in unrealized gains (losses) recognized in other comprehensive income, before-tax	$219.6	(132.2)	(8.0)	37.2	82.2	87.4	184.1

Average investment yields
Fixed income securities, before-tax	3.3%	3.3	3.5	3.5	3.6	3.2	3.6
Fixed income securities, after-tax	2.7	2.7	2.8	2.8	2.9	2.6	2.9

Total portfolio, before-tax	2.0%	3.3	3.5	3.4	3.7	2.6	3.5
Total portfolio, after-tax	1.6	2.7	2.8	2.8	3.0	2.1	2.9

Effective tax rate on net investment income	17.1%	18.7	18.7	18.7	18.6	18.1	18.5
New money purchase rates for fixed income securities, before-tax	3.5	3.1	3.1	3.1	3.4	3.4	3.6
New money purchase rates for fixed income securities, after-tax	2.7	2.5	2.4	2.5	2.7	2.6	2.9
Effective duration of fixed income portfolio including short-term (in years)	3.6	3.3	3.6	3.3	3.3	3.6	3.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	June 30,		Mar. 31,		Dec. 31,		Sept. 30,		June 30,
	2020		2020		2019		2019		2019
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$6,378.9	89%	5,967.3	87	6,117.6	91	5,958.6	91	5,791.8	90
Commercial mortgage loans, at fair value	17.9	—	13.9	—	—	—	—	—	—	—
Equity securities, at fair value	134.1	2	100.0	1	72.9	1	79.2	1	157.5	2
Other investments	230.5	4	244.9	4	216.8	3	189.2	3	182.1	3
Short-term investments	370.4	5	517.6	8	282.5	4	326.1	5	291.4	5
Total investments	$7,131.8	100%	6,843.6	100	6,689.8	100	6,553.2	100	6,422.7	100

Fixed income portfolio, at carry value
U.S. government obligations	$119.7	2%	142.2	2	116.2	2	120.9	2	147.1	3
Foreign government obligations	17.9	—	12.9	—	18.5	—	21.5	—	21.5	—
Obligations of state and political subdivisions	1,207.9	19	1,201.8	20	1,234.7	20	1,199.7	20	1,125.1	19
Corporate securities	2,271.0	36	1,925.3	32	1,963.7	32	1,856.8	31	1,811.8	31
Collateralized loan obligations and other asset-backed securities	839.5	13	722.3	12	793.0	13	768.4	13	767.6	13
Residential mortgage-backed securities	1,318.4	21	1,430.2	24	1,452.0	24	1,434.2	24	1,351.5	23
Commercial mortgage-backed securities	603.2	9	531.0	9	538.3	9	555.7	9	565.6	10
Total fixed income securities	$6,377.7	100%	5,965.7	100	6,116.4	100	5,957.2	100	5,790.3	100

Weighted average credit quality
Investment grade credit quality	$6,101.9	96%	5,760.3	97	5,899.0	96	5,792.6	97	5,638.6	97
Non-investment grade credit quality	277.0	4	207.0	3	218.6	4	166.0	3	153.1	3
Total fixed income securities, at fair value	$6,378.9	100%	5,967.3	100	6,117.6	100	5,958.6	100	5,791.8	100

Weighted average credit quality of fixed income portfolio	AA-		AA-		AA-		AA-		AA-

Expected maturities of fixed income securities at carry value
Due in one year or less	$315.8	5%	296.8	5	395.2	6	315.2	5	289.6	5
Due after one year through five years	3,656.1	57	3,485.4	58	3,015.5	49	3,312.5	56	2,254.3	39
Due after five years through 10 years	2,055.6	32	1,931.5	32	2,536.9	41	2,197.5	37	3,071.6	53
Due after 10 years	350.3	6	252.0	4	168.8	3	132.1	2	174.8	3
Total fixed income securities	$6,377.7	100%	5,965.7	100	6,116.4	100	5,957.2	100	5,790.3	100

Alternative investments	June 30, 2020
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	39	$242.3	111.3	126.8
Private credit	14	184.3	99.0	40.2
Real assets	7	44.0	19.4	21.2
Total	60	$470.6	229.7	188.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At June 30, 2020							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Short-term investments	$370	$370	5.2%	0.2%	0.0	0.0	$349	$20	$—	$—	$1	$—
Fixed income investments:
U.S. government obligations	112	120	1.7	0.9	4.1	4.6	120	—	—	—	—	—
Foreign government obligations	17	18	0.3	2.5	5.0	5.7	—	2	8	8	—	—
State and municipal obligations	1,136	1,208	16.9	1.3	5.5	5.2	219	628	307	55	—	—
Corporate securities	2,147	2,272	31.9	2.4	4.5	6.2	14	112	889	1,017	239	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,157	1,220	17.1	1.1	2.0	3.1	1,220	—	—	—	—	—
Non-agency RMBS	98	98	1.4	3.1	1.3	3.3	48	6	35	—	9	—
Total RMBS	1,254	1,318	18.5	1.2	2.0	3.1	1,268	6	35	—	9	—
Commercial mortgage-backed securities	565	603	8.5	2.2	5.0	6.4	536	30	28	10	—	—
Total mortgage-backed securities	1,820	1,922	26.9	1.5	2.9	4.1	1,804	36	62	10	9	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	43	44	0.6	1.9	2.4	2.4	34	5	3	1	1	—
Aircraft	56	49	0.7	8.4	3.5	4.1	—	1	43	2	3	—
CLOs	558	546	7.7	3.5	1.2	4.8	305	151	30	45	15	1
Credit cards	17	18	0.2	0.4	1.9	1.9	18	—	—	—	—	—
Other ABS	180	183	2.6	3.8	2.6	5.1	43	—	107	24	8	1
Total CLOs and ABS	853	840	11.8	3.7	1.7	4.6	399	158	184	71	27	1
Total securitized assets	2,673	2,761	38.7	2.2	2.5	4.3	2,203	194	246	81	36	1
Total fixed income securities and short-term investments	6,455	6,749	94.6	2.0	3.6	4.9	2,904	956	1,449	1,162	276	1
Total fixed income securities and short-term investments by credit rating percentage							43.0%	14.2%	21.5%	17.2%	4.1%	—%
Commercial mortgage loans	18	18	0.3	3.8	4.6	9.4	—	—	16	2	—	—
Equity Securities:
Common Stock[1]	143	132	1.9	0.5	—	—	—	—	—	—	—	132
Preferred stock	2	2	—	3.7	—	—	—	—	—	—	2	—
Total equity securities	145	134	1.9	0.6	—	—	—	—	—	—	2	132
Other investments:
Alternative investments
Private equity	127	127	1.8	—	—	—	—	—	—	—	—	127
Private credit	40	40	0.6	—	—	—	—	—	—	—	—	40
Real assets	21	21	0.3	—	—	—	—	—	—	—	—	21
Total alternative investments	188	188	2.6	—	—	—	—	—	—	—	—	188
Other investments	42	42	0.6	—	—	—	—	—	—	—	—	42
Total other investments	231	231	3.2	—	—	—	—	—	—	—	—	231
Total invested assets	$6,848	$7,132	100.0%	—	—	—	$2,904	$956	$1,465	$1,163	$278	$364

[1]Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions, except per share data)	2020	2020	2019	2019	2019	2020	2019

Reconciliation of net income to non-GAAP operating income
Net income	$34.2	15.2	81.9	56.2	72.3	49.4	133.6
Net realized and unrealized (gains) losses, before tax*	(12.6)	44.7	0.9	2.2	(4.0)	32.0	(17.5)
Debt retirement costs, before tax	—	—	—	—	—	—	4.2
Tax on reconciling items	2.7	(9.4)	(0.2)	0.4	0.8	(6.7)	2.8
Non-GAAP operating income	$24.2	50.5	82.5	58.8	69.1	74.7	123.1

Reconciliation of net income per diluted share to non-GAAP operating income per diluted share
Net income per diluted share	$0.57	0.25	1.36	0.93	1.21	0.82	2.23
Net realized and unrealized (gains) losses, before tax	(0.21)	0.74	0.01	0.04	(0.06)	0.53	(0.29)
Debt retirement costs, before tax	—	—	—	—	—	—	0.07
Tax on reconciling items	0.04	(0.15)	—	—	0.01	(0.11)	0.05
Non-GAAP operating income per diluted share	$0.40	0.84	1.37	0.97	1.16	1.24	2.06

Reconciliation of annualized ROE to annualized non-GAAP operating ROE
Annualized ROE	6.2%	2.8	15.1	10.7	14.5	4.4	13.9
Net realized and unrealized (gains) losses, before tax	(2.3)	8.3	0.2	0.4	(0.8)	2.9	(1.8)
Debt retirement costs, before tax	—	—	—	—	—	—	0.4
Tax on reconciling items	0.5	(1.7)	(0.1)	0.1	0.2	(0.6)	0.3
Annualized non-GAAP operating ROE	4.4%	9.4	15.2	11.2	13.9	6.7	12.8

Non-GAAP operating income, non-GAAP operating income per diluted share, and non-GAAP operating return on equity differ from net income, income per diluted share, and return on equity, respectively, by the exclusion of: (i) after-tax net realized and unrealized gains and losses on investments; and (ii) after-tax debt retirement costs. They are used as important financial measures by management, analysts, and investors, because the realization of investment gains and losses on sales of securities in any given period is largely discretionary as to timing. In addition, these net realized investment gains and losses, other-than-temporary investment impairments that are charged to earnings, unrealized gains and losses on equity securities, and the debt retirement costs could distort the analysis of trends. These operating measurements are not intended as a substitute for net income, income per share, or return on equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income, net income per diluted share, and return on equity to non-GAAP operating income, non-GAAP operating income per diluted share, and non-GAAP operating return on equity, respectively, are provided in the tables above.

* Refer to Page 2 for components of realized and unrealized investment losses and gains.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of June 30, 2020
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+

Corporate Website:	Long-Term Debt Credit Rating:	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com